WORLD OMNI 1999-A AUTOMOBILE LEASE SECURITIZATION TRUST
MONTHLY SERVICER CERTIFICATE
AUGUST 31, 1999


                                                              Aggregate
                                                              Net Investment
Aggregate Net Investment Value                                Value

Original                                                      1,160,510,742.00
4/1/99                                                        1,160,510,742.00

Principal collections & reimbursement loss amount                65,264,268.09
8/31/99                                                       1,095,246,473.91

Note Balance @ 8/31/99                                        1,160,510,742.00

                                                              Class A-1
                                                              Allocation                Note
Aggregate Net Investment Value                                Percentage                Balance

Original                                                                 29.09029%        330,000,000
4/1/99                                                                   29.09029%        330,000,000

Principal collections & reimbursement loss amount                                          63,816,653
8/31/99                                                                                   266,183,347

Note Balance @ 8/31/99                                                   29.09029%        330,000,000

                                                              Class A-2
                                                              Allocation                Note
Aggregate Net Investment Value                                Percentage                Balance

Original                                                                 27.32725%        310,000,000
4/1/99                                                                   27.32725%        310,000,000

Principal collections & reimbursement loss amount                                                   0
8/31/99                                                                                   310,000,000

Note Balance @ 8/31/99                                                   27.32725%        310,000,000

                                                              Class A-3
                                                              Allocation                Note
Aggregate Net Investment Value                                Percentage                Balance

Original                                                                 21.94995%        249,000,000
4/1/99                                                                   21.94995%        249,000,000

Principal collections & reimbursement loss amount                                                   0
8/31/99                                                                                   249,000,000

Note Balance @ 8/31/99                                                   21.94995%        249,000,000

                                                              Class A-4
                                                              Percentage                Note
Aggregate Net Investment Value                                Percentage                Balance

Original                                                                 16.26165%        184,472,000
4/1/99                                                                   16.26165%        184,472,000

Principal collections & reimbursement loss amount                                                   0
8/31/99                                                                                   184,472,000

Note Balance @ 8/31/99                                                   16.26165%        184,472,000

                                                              Class B
                                                              Allocation                Note
Aggregate Net Investment Value                                Percentage                Balance

Original                                                                  5.37086%         60,927,000
4/1/99                                                                    5.37086%         60,927,000

Principal collections & reimbursement loss amount                                                   0
8/31/99                                                                                    60,927,000

Note Balance @ 8/31/99                                                    5.37086%         60,927,000



Aggregate Net Investment Value                                Transferor Interest       Balance

Original                                                                  2.25000%         26,111,742
4/1/99                                                                                     26,111,742

Principal collections & reimbursement loss amount                                           1,447,615
8/31/99                                                                                    24,664,127

Note Balance @ 8/31/99                                                    2.25000%         26,111,742


Distributable Amounts                                         Total

Interest Distributable Amount                                     3,413,822.78
Principal Distributable Amount (1)                               64,338,453.81
Reimbursement of Covered Loss Amount (1)                            925,814.28
Reimbursement of Uncovered Loss Amount (1)                                0.00
Class A Cap Receipt                                                       0.00
Class B Cap Receipt                                                       0.00

Total                                                            68,678,090.87

Distributable Amounts                                         Class A-1                 %

Interest Distributable Amount                                       721,314.18
Principal Distributable Amount (1)                               62,890,838.60                     97.75000%
Reimbursement of Covered Loss Amount (1)                            925,814.28                    100.00000%
Reimbursement of Uncovered Loss Amount (1)                                0.00                    100.00000%
Class A Cap Receipt
Class B Cap Receipt

Total                                                            64,537,967.06

Distributable Amounts                                         Class A-2                 %

Interest Distributable Amount                                       683,625.95
Principal Distributable Amount (1)                                        0.00                      0.00000%
Reimbursement of Covered Loss Amount (1)                                  0.00                      0.00000%
Reimbursement of Uncovered Loss Amount (1)                                0.00                      0.00000%
Class A Cap Receipt
Class B Cap Receipt

Total                                                               683,625.95

Distributable Amounts                                         Class A-3                 %

Interest Distributable Amount                                       551,042.67
Principal Distributable Amount (1)                                        0.00                      0.00000%
Reimbursement of Covered Loss Amount (1)                                  0.00                      0.00000%
Reimbursement of Uncovered Loss Amount (1)                                0.00                      0.00000%
Class A Cap Receipt
Class B Cap Receipt

Total                                                               551,042.67

Distributable Amounts                                         Class A-4                 %

Interest Distributable Amount                                       410,392.91
Principal Distributable Amount (1)                                        0.00                      0.00000%
Reimbursement of Covered Loss Amount (1)                                  0.00                      0.00000%
Reimbursement of Uncovered Loss Amount (1)                                0.00                      0.00000%
Class A Cap Receipt
Class B Cap Receipt

Total                                                               410,392.91

Distributable Amounts                                         Class B                   %

Interest Distributable Amount                                       143,836.50
Principal Distributable Amount (1)                                        0.00                      0.00000%
Reimbursement of Covered Loss Amount (1)                                  0.00                      0.00000%
Reimbursement of Uncovered Loss Amount (1)                                0.00                      0.00000%
Class A Cap Receipt
Class B Cap Receipt

Total                                                               143,836.50

Distributable Amounts                                         Transferor Interest       %

Interest Distributable Amount                                       903,610.57
Principal Distributable Amount (1)                                1,447,615.21                      2.25000%
Reimbursement of Covered Loss Amount (1)                                  0.00                      0.00000%
Reimbursement of Uncovered Loss Amount (1)                                0.00                      0.00000%
Class A Cap Receipt
Class B Cap Receipt

Total                                                             2,351,225.78

(1) These amounts will not be distributed during the Revolving period. They will be reinvested in additional contracts.

Note Factors                                                  Series A-1                Series A-2

                                               4/1/99                   100.0000000%              100.0000000%
                                              8/31/99                   100.0000000%              100.0000000%

Note Factors                                                  Series A-3                Series A-4

                                               4/1/99                   100.0000000%              100.0000000%
                                              8/31/99                   100.0000000%              100.0000000%

Note Factors                                                  Series B

                                               4/1/99                   100.0000000%
                                              8/31/99                   100.0000000%

Pool Data                                                     4/1/99                    $

Number of Loans                                                      49,883
Prepayments                                                               0                         0.00
Scheduled Terminations                                                    0                         0.00
Charge-Offs                                                               0                         0.00
Weighted Ave APR                                                          9.76%


Pool Data                                                     8/31/99                   $

Number of Loans                                                      49,013
Prepayments                                                             716                16,750,626.40
Scheduled Terminations                                                    1                    17,617.68
Charge-Offs                                                             153                 3,271,539.78
Weighted Ave APR                                                          9.76%


Account Balances                                              Pay Ahead                 Advance                   Reserve Fund

Balance as of  4/01/99                                                    0.00                      0.00           11,605,107.42
Balance as of  8/31/99                                            2,345,424.46                152,955.10           11,605,107.42
Change                                                            2,345,424.46                152,955.10                    0.00
Required Cash (withdrawal from reserve)                                                                                     0.00
Reserve Fund Requirement                                                                                           11,605,107.42
Reserve Fund Supplemental Requirements                                                                                      0.00
Insured Residual Value Loss Amount                                        0.00




Distribution per $1,000                                                                 Total

Total Distribution Amount                                                                           2.94165548

Interest Distribution Amount                                                                        2.94165548
Carryover Shortfall                                                                                 0.00000000
Prior Carryover Shortfall                                                                           0.00000000

Total Carryover Shortfall                                                                           0.00000000


Principal Distribution Amount                                                                       0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                    0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                        0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                           0.00000000
Unpaid Principal Loss Interest Amount                                                               0.00000000

Transferor Principal not paid to Transferor                                                            -----
Transferor Interest not paid to Transferor                                                             -----

Unpaid Class B Principal Carryover Shortfall                                                           -----

Distribution per $1,000                                                                 Class A-1

Total Distribution Amount                                                                           2.18580056

Interest Distribution Amount                                                                        2.18580056
Carryover Shortfall                                                                                 0.00000000
Prior Carryover Shortfall                                                                           0.00000000

Total Carryover Shortfall                                                                           0.00000000


Principal Distribution Amount                                                                       0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                    0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                        0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                           0.00000000
Unpaid Principal Loss Interest Amount                                                               0.00000000


Transferor Principal not paid to Transferor                                                            -----
Transferor Interest not paid to Transferor                                                             -----

Unpaid Class B Principal Carryover Shortfall                                                           -----

Distribution per $1,000                                                                 Class A-2

Total Distribution Amount                                                                           2.20524500

Interest Distribution Amount                                                                        2.20524500
Carryover Shortfall                                                                                 0.00000000
Prior Carryover Shortfall                                                                           0.00000000

Total Carryover Shortfall                                                                           0.00000000


Principal Distribution Amount                                                                       0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                    0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                        0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                           0.00000000
Unpaid Principal Loss Interest Amount                                                               0.00000000

Transferor Principal not paid to Transferor                                                            -----
Transferor Interest not paid to Transferor                                                             -----

Unpaid Class B Principal Carryover Shortfall                                                           -----


Distribution per $1,000                                                                 Class A-3

Total Distribution Amount                                                                           2.21302278

Interest Distribution Amount                                                                        2.21302278
Carryover Shortfall                                                                                 0.00000000
Prior Carryover Shortfall                                                                           0.00000000

Total Carryover Shortfall                                                                           0.00000000


Principal Distribution Amount                                                                       0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                    0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                        0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                           0.00000000
Unpaid Principal Loss Interest Amount                                                               0.00000000

Transferor Principal not paid to Transferor                                                            -----
Transferor Interest not paid to Transferor                                                             -----

Unpaid Class B Principal Carryover Shortfall                                                           -----


Distribution per $1,000                                                                 Class A-4

Total Distribution Amount                                                                           2.22468944

Interest Distribution Amount                                                                        2.22468944
Carryover Shortfall                                                                                 0.00000000
Prior Carryover Shortfall                                                                           0.00000000

Total Carryover Shortfall                                                                           0.00000000


Principal Distribution Amount                                                                       0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                    0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                        0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                           0.00000000
Unpaid Principal Loss Interest Amount                                                               0.00000000

Transferor Principal not paid to Transferor                                                            -----
Transferor Interest not paid to Transferor                                                             -----

Unpaid Class B Principal Carryover Shortfall                                                           -----


Distribution per $1,000                                                                 Class B

Total Distribution Amount                                                                           2.36080056

Interest Distribution Amount                                                                        2.36080056
Carryover Shortfall                                                                                 0.00000000
Prior Carryover Shortfall                                                                           0.00000000

Total Carryover Shortfall                                                                           0.00000000


Principal Distribution Amount                                                                       0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                    0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                        0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                           0.00000000
Unpaid Principal Loss Interest Amount                                                               0.00000000

Transferor Principal not paid to Transferor                                                            -----
Transferor Interest not paid to Transferor                                                             -----

Unpaid Class B Principal Carryover Shortfall                                                        0.00000000


Distribution per $1,000                                                                 Transferor Interest

Total Distribution Amount                                                                          34.60552613

Interest Distribution Amount                                                                       34.60552613
Carryover Shortfall                                                                                    -----
Prior Carryover Shortfall                                                                              -----

Total Carryover Shortfall                                                                              -----


Principal Distribution Amount                                                                       0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                    0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                           -----

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                              -----
Unpaid Principal Loss Interest Amount                                                                  -----

Transferor Principal not paid to Transferor                                                          0.00000000
Transferor Interest not paid to Transferor                                                           0.00000000

Unpaid Class B Principal Carryover Shortfall                                                    -----



Servicing Fee                                                                           Total

Amount of Servicing Fee Paid                                                                4,835,461.43
Total Unpaid                                                                                        0.00








Origination Trustee Expenses Paid (1)

UTI                                                                                                 0.00
SUBI                                                                                                0.00
                                                                                                    0.00


Securitization Trustee Expenses Paid  (1)                                                           0.00

Additional Loss Amounts (2)                                                                         0.00

(1)  Expenses greater than $50,000 are broken out as follows:
(2)  Broken out as follows:










CHARGE-OFF RATE                                               June                      July                      August





Outstanding                                                         769,888.71              1,061,178.50            1,021,400.90
Balance

Net
Liquidation                                                         539,169.77                674,223.37              639,656.98
Proceeds

Average
Aggregate
Net Investment                                                1,160,510,742.00          1,160,510,742.00        1,160,510,742.00
Value

Annualized
Average
Charge-Off                                                                0.24%                     0.40%                   0.39%
Rate


(Charge-off Rate Test will be satisfied if the annualized ratio is 2.75% or less)                                           0.34%



DELINQUENCY RATE
                                                              #                                                   $

Past Due 31-60 days                                                     337                                       7,316,125
Past Due 61-90 days                                                      60                                       1,236,869
Past Due 91 + days                                                        6                                         144,181

 Total                                                                  403                                       8,697,175

(Delinquency Rate Test will be satisfied if the ratio is 1.75% or less)

                                                              Delinquent                Current                   Delinquency
                                                              Contracts                 Contracts                 Rate
                                                                    (> 60 days)

June                                                                     46                    49,412                       0.09%
July                                                                     39                    49,225                       0.08%
August                                                                   66                    49,013                       0.13%
                                                                                                                            0.10%